1 GUARANTY GUARANTY (this “Guaranty”), dated as of February 15, 2024, is made by each of the parties listed on the signature pages hereof and each other Person which may from time to time become a party to this Guaranty pursuant to Section 28 (collectively, the “Guarantors”, and each, a “Guarantor”), in favor of the Guaranteed Parties. W I T N E S S E T H: WHEREAS, Helen of Troy Texas Corporation, a Texas corporation (the “Borrower”), has entered into a Credit Agreement, dated as of the date hereof, among Helen of Troy Limited, a Bermuda company (“Limited”), the Lenders party thereto, and Bank of America, N.A., as the Administrative Agent, Swing Line Lender and L/C Issuer (hereinafter, the “Administrative Agent”) for the Lenders (said Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and WHEREAS, the Borrower and each of the Guarantors are members of the same consolidated group of companies and are engaged in operations which require financing on a basis in which credit can be made available from time to time to the Borrower and the Guarantors, and the Guarantors will derive direct and indirect economic benefit from the Revolving Loans, Term Loans, Incremental Revolving Loans, Incremental Term Loans, Swing Line Loans and Letters of Credit under the Credit Agreement; and WHEREAS, it is a condition precedent to (a) the obligation of the Lenders to make Loans and/or participate in Letters of Credit under the Credit Agreement, (b) the Cash Management Banks to enter into Guaranteed Cash Management Agreements and (c) the Hedge Banks to enter into Guaranteed Hedge Agreements that each Guarantor enter into this Agreement in favor of the Administrative Agent for the benefit of the Guaranteed Parties. NOW, THEREFORE, in consideration of the premises and to induce (a) the Lenders to make Revolving Loans, Term Loans, Incremental Revolving Loans, Incremental Term Loans and/or participate in Letters of Credit under the Credit Agreement, (b) the Swing Line Lender to make Swing Line Loans, (c) the L/C Issuer to issue Letters of Credit, (d) the Cash Management Banks to enter into Guaranteed Cash Management Agreements, (e) the Hedge Banks to enter into Guaranteed Hedge Agreements, the Guarantors hereby agree as follows: SECTION 1. Definitions. Unless otherwise defined in this Guaranty, all capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Guaranty, mutatis mutandis. SECTION 2. Guaranty. Each Guarantor hereby absolutely and unconditionally, jointly and severally guarantees, as primary obligor and as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all Guaranteed Obligations; provided that (a) the Guaranteed Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor and (b) the liability of each Guarantor individually with respect to this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to Exhibit 10.2

2 avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any applicable state law or other Applicable Law. Without limiting the generality of the foregoing, the Guaranteed Obligations shall include any such indebtedness, obligations, and liabilities, or portion thereof, which may be or hereafter become unenforceable or compromised or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any debtor under any Debtor Relief Laws. The Administrative Agent’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor, and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantors, or any of them, under this Guaranty, and, except for termination of a Guarantor's obligations hereunder or as otherwise provided hereunder, each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. SECTION 3. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Agreement, the Notes and the other Loan Documents, without set-off or counterclaim, and regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guaranteed Parties with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of any provision of any other Loan Document or any other agreement or instrument relating to any Loan Document, or avoidance or subordination of any of the Guaranteed Obligations; (b) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Guaranteed Obligations, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, the Credit Agreement, the Notes or any of the other Loan Documents; (c) any exchange, release or non-perfection of any Lien on any collateral for, or any release of any Loan Party or amendment or waiver of any term of any other guaranty of, or any consent to departure from any requirement of any other guaranty of, all or any of the Guaranteed Obligations; (d) the absence of any attempt to collect any of the Guaranteed Obligations from the Borrower or from any other Loan Party or any other action to enforce the same or the election of any remedy by any of the Guaranteed Parties; (e) any waiver, consent, extension, forbearance or granting of any indulgence by any of the Guaranteed Parties with respect to any provision of any other Loan Document; (f) the election by any of the Guaranteed Parties· in any proceeding under any Debtor Relief Law;

3 (g) any borrowing or grant of a security interest by the Borrower, as debtor-in- possession, under any Debtor Relief Law; or (h) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Borrower or any Guarantor other than payment or performance of the Guaranteed Obligations. SECTION 4. Waiver. (a) To the fullest extent permitted by law, and except for termination of a Guarantor's obligations hereunder or as otherwise provided for herein, each Guarantor waives (i) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Guaranteed Party) of the liability of the Borrower or any other Loan Party; (ii) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower or any other Loan Party; (iii) the benefit of any statute of limitations affecting any Guarantor’s liability hereunder or relating to the collection of the Obligations against the Borrower; (iv) any right to require that the Administrative Agent proceed against the Borrower or any other Loan Party, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in the power of any Guaranteed Party whatsoever (and any requirement that demand be made on the Borrower or any other Person as a condition precedent to such Guarantor’s obligations hereunder); (v) any benefit of and any right to participate in any security now or hereafter held by any Guaranteed Party; (vi) any defense based upon an election of remedies by any Guaranteed Party, (vii) the filing of any claim with a court in the event of receivership or bankruptcy of the Borrower or any other Person, (viii) all rights by which any Guarantor might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against the Borrower or any other Guarantor or Person, (ix) notice of any events or circumstances set forth in clauses (a) through (h) of Section 3 hereof, (x) any and all other defenses or benefits that may be derived from or afforded by Applicable Law limiting the liability of or exonerating guarantors or sureties, and (xi) all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever including, without limitation, notice of intent to accelerate and notice of acceleration, with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations, including but not limited to the benefits of Chapter 43 of the Texas Civil Practice and Remedies Code, §17.01 of the Texas Civil Practice and Remedies Code, and Rule 31 of the Texas Rules of Civil Procedure, or any similar statute. (b) If, in the exercise of any of its rights and remedies in accordance with the provisions of Applicable Law, any of the Guaranteed Parties shall forfeit any of its rights or remedies, including, without limitation, its right to enter a deficiency judgment against the Borrower or any other Person, whether because of any Applicable Law pertaining to “election of remedies” or the like, each Guarantor hereby consents to such action by such Guaranteed Party and waives any claim against the Guaranteed Parties based upon such action. Any election of remedies which, by reason of such election, results in the denial or impairment of the right of such Guaranteed Party to seek a deficiency judgment against the Borrower shall not impair the

4 obligation of such Guarantor to pay the full amount of the Guaranteed Obligations or any other obligation of such Guarantor contained herein. (c) In the event any of the Guaranteed Parties shall bid at any foreclosure or trustee’s sale or at any private sale permitted by Law or under any of the Loan Documents, to the extent not prohibited by Applicable Law, such Guaranteed Party may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid, if successful, need not be paid by such Guaranteed Party but shall be credited against the Guaranteed Obligations. (d) Each Guarantor agrees that notwithstanding the foregoing and without limiting the generality of the foregoing if, after the occurrence and during the continuance of an Event of Default, the Guaranteed Parties are prevented by Applicable Law from exercising their respective rights to accelerate the maturity of the Guaranteed Obligations, to collect interest on the Guaranteed Obligations, or to enforce or exercise any other right or remedy with respect to the Guaranteed Obligations, or the Administrative Agent is prevented from taking any action to realize on any collateral, such Guarantor agrees to pay to the Administrative Agent for the account of the Guaranteed Parties, upon demand therefor, for application to the Guaranteed Obligations, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Guaranteed Parties. (e) Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as such Guarantor requires, and that none of the Guaranteed Parties has any duty, and such Guarantor is not relying on the Guaranteed Parties at any time, to disclose to it any information relating to the business, operations or financial condition of the Borrower or any other guarantor (each Guarantor waiving any duty on the part of the Guaranteed Parties to disclose such information and any defense relating to the failure to provide the same). In the event that any of the Guaranteed Parties in its sole discretion undertakes at any time or from time to time to provide any such information to any Guarantor, such Guaranteed Party shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable banking or commercial finance practices, such Guaranteed Party wishes to maintain as confidential, or (iii) to make any other or future disclosures of such information or any other information to such Guarantor. (f) Each Guarantor consents and agrees that the Guaranteed Parties shall be under no obligation to marshal any assets in favor of any Guarantor or otherwise in connection with obtaining payment of any or all of the Guaranteed Obligations from any Person or source. SECTION 5. Rights of Lenders. Each Guarantor consents and agrees that the Guaranteed Parties may, at any time and from time to time, in accordance with the terms of Credit Agreement, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent, the L/C Issuer and the Lenders in their sole discretion may determine; and (d) release or

5 substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor. SECTION 6. Representations and Warranties. Each Guarantor hereby represents and warrants to the Guaranteed Parties that the representations and warranties set forth in Article V of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party are true and correct in all material respects in the manner specified in the Credit Agreement and the Guaranteed Parties shall be entitled to rely on each of them as if they were fully set forth herein. SECTION 7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor herefrom shall in any event be effective unless the same shall be in writing, approved by the Required Lenders (or by all the Lenders where the approval of each Lender is required under the Credit Agreement) and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. SECTION 8. Addresses for Notices. All notices and other communications provided for hereunder shall be effectuated in the manner provided for in Section 11.02 of the Credit Agreement, provided that if a notice or communication hereunder is sent to a Guarantor, said notice shall be addressed to such Guarantor, in care of the Borrower at the Borrower’s then current address, fax number, electronic email address or applicable telephone number for notice under the Credit Agreement. SECTION 9. No Waiver; Remedies. (a) No failure by any Guaranteed Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Applicable Law or any of the other Loan Documents. (b) No waiver by the Guaranteed Parties of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by any of the Guaranteed Parties permitted hereunder shall in way affect or impair any of the rights of the Guaranteed Parties or the obligations of any Guarantor under this Guaranty or under any of the other Loan Documents, except as specifically set forth in any such waiver. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest or other amount constituting any of the Guaranteed Obligations shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

6 SECTION 10. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, each of the Guaranteed Parties and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set-off and apply any and all deposits (general or special (except trust and escrow accounts), time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Guaranteed Party to or for the credit or the account of each Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Guaranty or any other Loan Document, irrespective of whether or not such Guaranteed Party shall have made any demand under this Guaranty or any other Loan Document and although such obligations of such Guarantor may be contingent or unmatured, secured or unsecured, or are owed to a branch, office or Affiliate of Guaranteed Party different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. Each Guaranteed Party agrees to notify the Borrower and the Administrative Agent promptly after any such set-off and the application made by such Guaranteed Party, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Guaranteed Party under this Section 10 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Guaranteed Party may have under Applicable Law. SECTION 11. Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party. SECTION 12. Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until the Facility Termination Date. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or a Guarantor is made, or any of the Guaranteed Parties exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Guaranteed Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Guaranteed Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this Section 12 shall survive termination of this Guaranty. SECTION 13. Successors and Assigns. This Guaranty (a) is binding upon each Guarantor, its permitted successors and assigns, and (b) inures to the benefit of and be enforceable by the Guaranteed Parties and their respective successors, permitted transferees, and permitted assigns. Without limiting the generality of the foregoing clause (b), each of the Guaranteed Parties may assign or otherwise transfer any Note held by it or the Guaranteed Obligations owed to it to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Guaranteed Party herein or otherwise with respect to such of the Notes and the Guaranteed Obligations so transferred or assigned, subject,

7 however, to compliance with the provisions of Section 11.06 of the Credit Agreement in respect of assignments. Except as the result of the consummation of a transaction permitted under Section 7.04 or 7.05 of the Credit Agreement, no Guarantor may assign any of its obligations under this Guaranty without first obtaining the written consent of the Administrative Agent and each Lender as set forth in Section 11.06 of the Credit Agreement. SECTION 14. Stay of Acceleration. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against a Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Guarantor, jointly and severally, immediately upon demand by the Guaranteed Parties. SECTION 15. Appointment of Borrower. Each of the Guarantors (other than the Borrower) hereby appoints the Borrower to act as its agent for all purposes of this Guaranty, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Borrower may execute such documents and provide such authorizations on behalf of such Guarantor as the Borrower deems appropriate in its sole discretion and each Guarantor shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, L/C Issuer or a Lender to the Borrower shall be deemed delivered to each Guarantor and (c) the Administrative Agent, L/C Issuer or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Borrower on behalf of each of the Loan Parties. SECTION 16. Governing Law; Jurisdiction, Etc. (a) GOVERNING LAW. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT EACH PARTY SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. (b) SUBMISSION TO JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY GUARANTEED PARTY OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF TEXAS SITTING IN DALLAS COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF TEXAS (DALLAS DIVISION), AND ANY APPELLATE COURT FROM ANY THEREOF, AND

8 EACH GUARANTOR HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE GUARANTORS AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY GUARANTEED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN CLAUSE (b) OF THIS SECTION 16. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH GUARANTOR (OTHER THAN HOT BARBADOS AND HOT-MACAO) IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. (e) SERVICE OF PROCESS (HOT BARBADOS AND HOT-MACAO). WITHOUT PREJUDICE TO ANY OTHER MODE OF SERVICE ALLOWED UNDER ANY RELEVANT LAW, HOT BARBADOS AND HOT-MACAO: (i) IRREVOCABLY APPOINTS THE BORROWER AS ITS AGENT FOR SERVICE OF PROCESS IN RELATION TO ANY PROCEEDINGS BEFORE THE COURTS OF THE STATE OF TEXAS IN CONNECTION WITH ANY LOAN DOCUMENT AND (ii) AGREES THAT FAILURE BY A PROCESS AGENT TO NOTIFY HOT BARBADOS AND HOT-MACAO OF THE PROCESS WILL NOT INVALIDATE THE PROCEEDINGS CONCERNED. HOT BARBADOS AND HOT- MACAO EXPRESSLY AGREES AND CONSENTS TO THE PROVISIONS OF THIS SECTION 16(e). SECTION 17. Waiver of Jury Trial. EACH GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY (OR BY ACCEPTANCE HEREOF) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS

9 CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE GUARANTORS, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17. SECTION 18. Section Titles. The Section titles contained in this Guaranty are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Guaranty. SECTION 19. Execution in Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same Guaranty. SECTION 20. Miscellaneous. All references herein to the Borrower or to any Guarantor shall include their respective successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession of or for the Borrower or such Guarantor. All references to the singular shall be deemed to include the plural where the context so requires. SECTION 21. Subrogation and Subordination. (a) Subrogation. No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and the Commitments and the Facilities are terminated. If any amounts are paid to a Guarantor in violation of the foregoing limitation and the Guaranteed Obligations shall not have been paid in full, then such amounts shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Guaranteed Parties to reduce the amount of the Guaranteed Obligations, whether matured or unmatured. (b) Subordination. Each Guarantor (a “Subordinating Loan Party”) hereby subordinates the payment of all obligations and indebtedness of any other Loan Party owing to it, whether now existing or hereafter arising, including but not limited to any obligation of any such other Loan Party to the Subordinating Loan Party as subrogee of the Guaranteed Parties or resulting from such Subordinating Loan Party’s performance under this Guaranty, to the indefeasible payment in full in cash of all Obligations. If the Guaranteed Parties so request, any such obligation or indebtedness of any such other Loan Party to the Subordinating Loan Party shall be enforced and performance received by the Subordinating Loan Party as trustee for the Guaranteed Parties and the proceeds thereof shall be paid over to the Guaranteed Parties on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Subordinating Loan Party under this Guaranty. Without limitation of the foregoing, so long as no Event of Default has occurred and is continuing, the Loan Parties may

10 make and receive payments with respect to unsecured Indebtedness of a Subsidiary of Limited owed to Limited or a Wholly-Owned Subsidiary of Limited (hereinafter, “Intercompany Debt”); provided, that the Guarantors’ right to receive amounts hereunder (including any amounts which theretofore may have been suspended) shall automatically be reinstated at such time as the Event of Default which was the basis of such suspension has been cured (to the extent specifically permitted by the Credit Agreement) or is otherwise expressly waived (with the approval of the Required Lenders in their sole discretion) (provided that no subsequent Event of Default has occurred) or such earlier date, if any, as the Administrative Agent gives notice to the Guarantors of reinstatement by the Required Lenders, in the Required Lenders’ sole discretion; provided further that in the event that any Loan Party receives any payment of any Intercompany Debt at a time when such payment is prohibited by this Section 21, such payment shall be held by such Loan Party, in trust for the benefit of, and will immediately deliver such payment to, the Administrative Agent. In the event of the commencement or joinder of any suit, action or proceeding of any type (judicial or otherwise) or proceeding under any Debtor Relief Law against any Loan Party (an “Insolvency Proceeding”) and subject to court orders issued pursuant to the Bankruptcy Code, the Guaranteed Obligations shall first be paid, discharged and performed in full before any payment or performance is made upon the Intercompany Debt notwithstanding any other provisions which may be made in such Insolvency Proceeding. In the event of any Insolvency Proceeding, each Guarantor will at any time prior to the Facility Termination Date (A) file, at the request of any Guaranteed Party, any claim, proof of claim or similar instrument necessary to enforce a Loan Party’s obligation to pay the Intercompany Debt, and (B) hold in trust for and pay to the Guaranteed Parties any and all monies, obligations, property, stock dividends or other assets received in any such proceeding on account of the Intercompany Debt in order that the Guaranteed Parties may apply such monies or the cash proceeds of such other assets to the Obligations. SECTION 22. Guarantor Insolvency. Should any Guarantor voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Law or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of any Guaranteed Party granted hereunder, then, the obligations of such Guarantor under this Guaranty shall be, as between such Guarantor and such Guaranteed Party, a fully-matured, due, and payable obligation of such Guarantor to such Guaranteed Party (without regard to whether there is an Event of Default under the Credit Agreement or whether any part of the Guaranteed Obligations is then due and owing by the Borrower to such Guaranteed Party), payable in full by such Guarantor to such Guaranteed Party upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder. SECTION 23. Rate Provision. It is not the intention of any Guaranteed Party to make an agreement violative of the laws of any applicable jurisdiction relating to usury. Notwithstanding anything to the contrary contained in this Guaranty or any other Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the Highest Lawful Rate. If any Guaranteed Party shall receive interest in an amount that exceeds the Highest Lawful Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the payor. In determining whether or not the interest contracted for, charged, or received by Guaranteed Party exceeds the Highest Lawful Rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects

11 thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Guaranteed Obligations hereunder. SECTION 24. Severability. If any provision of this Guaranty or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 25. Taxes. (a) Any and all payments by or on account of any obligation of any Guarantor hereunder or any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Laws. If any Applicable Laws (as determined in the good faith discretion of an applicable withholding agent) require the deduction or withholding of any Tax from any such payment by the applicable withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Guarantor shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 25) the applicable Guaranteed Party receives an amount equal to the sum it would have received had no such withholding or deduction been made. (b) Without limiting the provisions of subsection (a) above, the Guarantors shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Each of the Guarantors shall, and does hereby, jointly and severally indemnify each Guaranteed Party, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 25) payable or paid by such Guaranteed Party or required to be withheld or deducted from a payment to such Guaranteed Party, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Guarantor by a Guaranteed Party (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Guaranteed Party, shall be conclusive absent manifest error. Each of the Guarantors shall also, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(d)(ii) of the Credit Agreement.

12 (d) As soon as practicable after any payment of Taxes by any Guarantor to a Governmental Authority, as provided in this Section 25, such Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) If any Guaranteed Party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Guarantor or with respect to which any Guarantor has paid additional amounts pursuant to this Section 25, it shall pay to such Guarantor an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Guarantor under this Section 25 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Guaranteed Party, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Guarantor, upon the request of such Guaranteed Party, agrees to repay the amount paid over to such Guarantor (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Guaranteed Party in the event such Guaranteed Party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (e), in no event will the applicable Guaranteed Party be required to pay any amount to such Guarantor pursuant to this clause (e) the payment of which would place the Guaranteed Party in a less favorable net after-Tax position than such Guaranteed Party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Guaranteed Party to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to the Guarantors or any other Person. (f) The obligations of each Guarantor and each Guaranteed Party under this Section 25 shall survive termination of the Aggregate Commitments and repayment of all Guaranteed Obligations. SECTION 26. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Guarantors in respect of any such sum due from it to Guaranteed Parties hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of the Credit Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Guaranteed Party, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Guaranteed Party, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Guaranteed Party from any Guarantor in the Agreement Currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation

13 was owing, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Guaranteed Party in such currency, the Administrative Agent or such Guaranteed Party, as the case may be, agrees to return the amount of any excess to such Guarantor (or to any other Person who may be entitled thereto under Applicable law). SECTION 27. Keepwell; Acknowledgment Regarding Any Supported QFCs. Each Guarantor which is a Qualified ECP Guarantor hereby acknowledges and agrees to the undertakings under Section 11.25 of the Credit Agreement. The terms of Section 11.21 of the Credit Agreement with respect to and acknowledgment regarding any supported QFCs are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. SECTION 28. Additional Guarantors. Upon the execution and delivery by any other Person of a Guaranty Supplement in substantially the form of Exhibit A (a “Guaranty Supplement”), such Person shall become a “Guarantor” hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any Guaranty Supplement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty. SECTION 29. Release of Subsidiary Guarantors. A Subsidiary Guarantor shall automatically be released from its obligations hereunder and its Guaranty shall be automatically terminated and/or released in the circumstances described in Section 9.10 and Section 11.26 of the Credit Agreement pursuant to the terms thereof. In connection with any such termination and/or release, the Administrative Agent shall promptly execute and deliver to any Subsidiary Guarantor, at such Subsidiary Guarantor's expense, all documents that such Subsidiary Guarantor shall reasonably request to evidence such termination and/or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent. SECTION 30. ENTIRE AGREEMENT. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

HELEN OF TROY TEXAS CORPORATION, Signature Page to Guaranty IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer on the date first above written. GUARANTORS: HELEN OF TROY L.P., a Texas limited partnership By: HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner By: Name: Tessa Judge Title: Chief Legal Officer HELEN OF TROY LIMITED, a Bermuda company By: Name: Tessa Judge Title: Chief Legal Officer and Secretary HELEN OF TROY LIMITED, a Barbados corporation By: Name: Tessa Judge Title: Chief Legal Officer and Secretary HOT NEVADA, INC., a Nevada corporation By: Name: Tessa Judge Title: Chief Legal Officer and Secretary HELEN OF TROY NEVADA CORPORATION, a Nevada corporation By: Name: Tessa Judge Title: Chief Legal Officer /s/ Tessa Judge /s/ Tessa Judge /s/ Tessa Judge /s/ Tessa Judge /s/ Tessa Judge

Signature Page to Guaranty a Texas corporation By: Name: Tessa Judge Title: Chief Legal Officer and Secretary OXO INTERNATIONAL LTD., a Texas limited partnership By: HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner By: Name: Tessa Judge Title: Chief Legal Officer PUR WATER PURIFICATION PRODUCTS, INC., a Nevada corporation By: Name: Tessa Judge Title: Chief Legal Officer and Secretary KAZ, INC., a New York corporation By: Name: Tessa Judge Title: Chief Legal Officer and Secretary KAZ USA, INC., a Massachusetts corporation By: Name: Tessa Judge Title: Chief Legal Officer and Secretary KAZ CANADA, INC., a Massachusetts corporation By: Name: Tessa Judge Title: Chief Legal Officer and Secretary /s/ Tessa Judge /s/ Tessa Judge /s/ Tessa Judge /s/ Tessa Judge /s/ Tessa Judge /s/ Tessa Judge

STEEL TECHNOLOGY, LLC, an Oregon limited liability company By: Name: Tessa Judge Title: Manager DRYBAR PRODUCTS LLC, a Delaware limited liability company By: Name: Tessa Judge Title: Chief Legal Officer and Secretary OSPREY PACKS, INC., a Colorado corporation By: Name: Tessa Judge Title: Chief Legal Officer and Secretary HELEN OF TROY MACAO LIMITED, a Macau corporation By: Name: Tessa Judge Title: Director /s/ Tessa Judge /s/ Tessa Judge /s/ Tessa Judge /s/ Tessa Judge NOTARIAL CERTIFICATE OF ___________________________ NOTARY PUBLIC DO HEREBY CERTIFY AND ATTEST that on the day of the date hereof personally came and appeared before me _____________, the duly authorized Chief Legal Officer of Helen of Troy Limited, a Barbados corporation, one of the executing parties to the within written document and did in my presence sign and deliver the same as and for his free and voluntary act and deed. IN FAITH AND TESTIMONY WHEREOF I the said ___________________________ have hereunto set and subscribed my name and caused my Seal of Office to be hereunto put and affixed this _____ day of _______________, 2024. Signature Page to Guaranty Tessa Judge Tessa Judge Rosemary Vasquez 7th February __________________________________ Notary Public in and for the State of Texas My commission Expires: ______________2/11/2027 /s/ Rosemary Vasquez

Exhibit A to Guaranty EXHIBIT A to Guaranty GUARANTY SUPPLEMENT NO. ___ THIS GUARANTY SUPPLEMENT NO. ___ (this “Guaranty Supplement”) is made as of ___________________, to the Guaranty dated as of February 15, 2024 (such agreement, together with all amendments and restatements, the “Guaranty”), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 28 thereof (each, individually, a “Guarantor” and, collectively, the “Guarantors”), in favor of the Guaranteed Parties (as defined in the Guaranty). BACKGROUND. Capitalized terms not otherwise defined herein have the meaning specified in the Guaranty. The Guaranty provides that additional parties may become Guarantors under the Guaranty by execution and delivery of this form of Guaranty Supplement. Pursuant to the provisions of Section 28 of the Guaranty, the undersigned is becoming an Additional Guarantor under the Guaranty. The undersigned desires to become a Guarantor under the Guaranty in order to induce the Guaranteed Parties to continue to make credit extensions and accommodations under the Loan Documents. AGREEMENT. NOW, THEREFORE, the undersigned agrees with the Administrative Agent and each other Guaranteed Party as follows: SECTION 1. In accordance with the Guaranty, the undersigned hereby becomes a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto as a Guarantor and the undersigned hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” or an “Additional Guarantor” in the Guaranty shall be deemed to include the undersigned. SECTION 2. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms. SECTION 3. THIS GUARANTY SUPPLEMENT AND THE GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS. SECTION 4. This Guaranty Supplement hereby incorporates by reference the provisions of the Guaranty, which provisions are deemed to be a part hereof, and this Guaranty Supplement shall be deemed to be a part of the Guaranty.

Exhibit A to Guaranty SECTION 5. This Guaranty Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

Exhibit A to Guaranty EXECUTED as of the date above first written. ADDRESS: Attention: [ADDITIONAL GUARANTOR] By: Print Name: Print Title: ACCEPTED AND AGREED TO BY: BANK OF AMERICA, N.A., as Administrative Agent By: Print Name: Print Title: